UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  July  19,  2005


                                  Jane  Butel  Corporation


             (Exact  name  of  Registrant  as  specified  in  its  charter)


      Florida                    000-50104                  65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)

           400  Gold  Ave  SW,  Ste  750,  Albuquerque,  NM    87102
           -----------------------------------------           -------
          (Address  of  principal  executive  offices)       (Zip  Code)



       Registrant's  telephone  number,  including  area  code:  (505)  314-0787


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  1.01  Entry  into  a  Material  Definitive  Agreement
Item  2.01  Completion  of  Acquisition  or  Disposition  of  Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 19, 2005, we entered into an Agreement and Plan of Reorganization with Bootie Beer, the owners of the outstanding pre-merger shares of common stock of Bootie Beer, and Dutchess Advisors, LLC. to purchase all of the issued and outstanding common stock of Bootie Beer in exchange for our voting common stock. As a result of the transaction, Bootie Beer will become our wholly-owned subsidiary. The companies expect the transaction to close on or around July 27, 2005.

We agreed to issue an aggregate of 49,753,480 shares of our common stock, upon closing, to the Bootie Beer shareholders in exchange for Bootie Beer shares, after giving effect to a reverse stock split of our common stock in the ratio of 1 for 100, in order for Bootie Beer's ownership in our company to equal approximately 94.77% of the total shares outstanding after the reverse stock split.

Before the closing, we agreed to authorize 200,000,000 shares of $0.001 par value common stock and, on or before closing, to affect a reverse stock split of our common stock. Also, agreed to demonstrate to the reasonable satisfaction of Bootie Beer that we have no material assets and no liabilities contingent or fixed other than those disclosed in the Agreement. Our reverse stock split was effective July 25, 2005.

Also before the closing, Dutchess agreed to provide Bootie Beer with a Note in a predetermined amount to satisfy all reasonable pre-effective expenses. Pre-effective expenses may include expenses such as legal fees, accounting fees, investor relations costs and other expenses of the combined entity after closing, as accrued in the period from pre-closing to effectiveness of its Registration Statement. Bootie Beer retains the right to satisfy these pre-effective expenses at any time, without penalty, prior to the effectiveness of its Registration Statement.

At the closing, all outstanding shares of Bootie Beer shall be deemed to be owned by us; the holders of such certificates previously evidencing shares of Bootie Beer common stock outstanding immediately prior to the closing shall cease to have any rights with respect to such shares of Bootie Beer common stock; we will assume all of Bootie Beer's outstanding options, warrants or other right(s) to purchase common stock of Bootie Beer; any shares of Bootie Beer common stock held in the treasury of Bootie Beer immediately prior to the closing will automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and the approximately 252,777 shares, post reverse split, of our existing common stock previously issued and outstanding prior to the closing, will remain outstanding. There will be no preferred stock, warrants, options or other derivatives or rights to purchase or convert into common stock or other equity of ours outstanding. Also at closing, we agreed to file an amendment to our Articles of Incorporation with the Secretary of State of the State of Florida effecting an amendment to our Articles of Incorporation to reflect the change of our name to "Bootie Beer Corporation" once the reverse stock split has taken effect and Dutchess agreed to enter into a Line of Credit with us at the closing for $50,000,000. We can not access the Line of Credit until we have an effective registration statement. Further, at the closing, Dutchess will provide Bootie Beer with a $1,000,000 Note payable upon effectiveness of the registration statement for the shares underlying the Line of Credit. A registration statement has not yet been filed and can not predict with accuracy when we will be able to access the Line of Credit or receive the Note.

Dutchess agreed to guarantee payment of certain liabilities outlined in Exhibit A of the Agreement and Plan of Reorganization for the period of one year after the closing and upon effectiveness of the registration statement for the shares underlying the Line of Credit.

In addition, we agreed to satisfy the consulting agreement with Michael Novielli dated May 23, 2005 upon the terms and conditions of the consulting agreement that requires the issuance of 2,493,750 registered shares. We filed a form S-8 on July 25, 2005 to register the 2,493,750 shares.

The foregoing description of the terms and conditions of the Agreement and Plan of Reorganization are qualified in their entirety by, and made subject to, the more complete information set forth in the Agreement and Plan of Reorganization attached to this Report as Exhibit 2.1. The terms of the Dutchess Line of Credit and Post-Effective Note are subject to the final documentation.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  businesses  acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(b)  Pro  forma  financial  information:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)  Exhibits:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

2.1 Agreement and Plan of Reorganization between the Company and Bootie Beer, the owners of the outstanding pre-merger shares of common stock of Bootie, and Dutchess Advisors Ltd., dated July 19, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Jane  Butel  Corporation
                                       ----------------------
                                       REGISTRANT



Date:  July  27,  2005            By:  /s/  Douglas  D'Agata
                                       -------------------------
                                       Douglas  D'Agata
                                       Interim  Chief  Executive  Officer